Going Concern	12 Months Ended
Sep. 30, 2017
Going Concern [Abstract]
Going Concern

NOTE 2. Going Concern

The Company’s consolidated financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of and for the year ended September 30, 2017, the Company has incurred significant operating losses and revenues decreased. The recurring loss raise substantial doubt concerning the Company’s ability to continue as a going concern for a reasonable period of time. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management’s Plan to Continue as a Going Concern

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plans to obtain such resources for the Company include (1) obtaining contracts with high gross margin, (2) proceeds from the loans lent to its related parties, (3) rental income and (4) short-term or long-term borrowings from banks, stockholders or other party (ies) when needed. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

Despite the Company’s effort to accomplish the plans described in the preceding paragraph, there is no assurance that the Company’s plans and actions will be successful. The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations.